JONES DAY
222 East 41st Street
New York, New York 10017
Telephone: (212) 326-3939
Facsimile: (212) 755-7306
Corinne Ball (CB 8203)
Richard H. Engman (RE 7861)
JONES DAY
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114
Telephone: (216) 586-3939
Facsimile: (216) 579-0212
Heather Lennox (HL 3046)
Carl E. Black (CB 4803)
Ryan T. Routh (RR 1994)
JONES DAY
1420 Peachtree Street, N.E.
Suite 800
Atlanta, Georgia 30309-3053
Telephone: (404) 521-3939
Facsimile: (404) 581-8330
Jeffrey B. Ellman (JE 5638)
Attorneys for Debtors
     and Debtors in Possession
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

:
In re		: Chapter 11
:
Dana Corporation, et al.,		: Case No. 06-10354 (BRL)
:
: (Jointly Administered)
	Debtors.	:
:

MONTHLY OPERATING REPORT FOR DANA CORPORATION
AND ITS AFFILIATED DEBTORS FOR THE MONTH OF OCTOBER 2007

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
JUDGE:     Burton R. Lifland

CASE NO: 06-10354 (BRL)
CHAPTER 11
DANA CORPORATION, ET AL. (1)
MONTHLY OPERATING REPORT
PERIOD COVERED: October 1, 2007 — October 31, 2007

DEBTORS’ ADDRESS:	MONTHLY DISBURSEMENTS:
4500 Dorr Street	$439 million

Toledo, OH 43615

DEBTORS’ ATTORNEY:	MONTHLY NET PROFIT:
Jones Day	$18 million

222 East 41st Street
New York, NY 10017

REPORT PREPARER:

/s/ KENNETH A. HILTZ	CHIEF FINANCIAL OFFICER

SIGNATURE OF REPORT PREPARER	TITLE

KENNETH A. HILTZ	November 30, 2007

PRINTED NAME OF REPORT PREPARER	DATE
The report preparer, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verified under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of his knowledge. (2)

(1)	See next page for a listing of Debtors by case number.

(2)	All amounts herein are unaudited and subject to revision.

In re Dana Corporation, et al.
Reporting Period: October 1, 2007 — October 31, 2007

Debtors:	Case Number:
Dana Corporation	06-10354
Dakota New York Corp	06-10351
Brake Systems, Inc.	06-10355
BWDAC, Inc.	06-10357
CP Products, Inc. (f/k/a Coupled Products, Inc.)	06-10359
Dana Atlantic, LLC	06-10360
Dana Automotive Aftermarket, Inc.	06-10362
Dana Brazil Holdings I, LLC	06-10363
Dana Brazil Holdings, LLC	06-10364
Dana Information Technology, LLC	06-10365
Dana International Finance, Inc.	06-10366
Dana International Holdings, LLC.	06-10367
Dana Risk Management Services, Inc.	06-10368
Dana Technology, Inc.	06-10369
Dana World Trade Corporation	06-10370
Dandorr L.L.C.	06-10371
Dorr Leasing Corporation	06-10372
DTF Trucking, Inc.	06-10373
Echlin-Ponce, Inc.	06-10374
EFMG, LLC	06-10375
EPE, Inc.	06-10376
ERS, LLC	06-10377
Flight Operations, Inc.	06-10378
Friction, Inc.	06-10379
Friction Materials, Inc.	06-10380
Glacier Vandervell, Inc.	06-10381
Hose & Tubing Products, Inc.	06-10382
Lipe Corporation	06-10383
Long Automotive, LLC	06-10384
Long Cooling, LLC	06-10385
Long USA, LLC	06-10386
Midland Brake, Inc.	06-10387
Prattville Mfg, Inc.	06-10388
Reinz Wisconsin Gasket, LLC	06-10390
Spicer Heavy Axle & Brake, Inc.	06-10391
Spicer Heavy Axle Holdings, Inc.	06-10392
Spicer Outdoor Power Equipment Components	06-10393
Torque-Traction Integration Technologies, LLC	06-10394
Torque-Traction Manufacturing Technologies, LLC	06-10395
Torque-Traction Technologies, LLC	06-10396
United Brake Systems, Inc.	06-10397
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION, ET AL.
MONTHLY OPERATING REPORT
October 2007
Other Information
     While Dana Corporation (Dana) continues its reorganization under Chapter 11 of the United States Bankruptcy Code (the Bankruptcy Code), investments in Dana securities are highly speculative. Shares of Dana common stock continue to trade on the OTC Bulletin Board under the symbol “DCNAQ.” If the Third Amended Joint Plan of Reorganization of Debtors and Debtors in Possession (the Plan) filed with the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court) on October 23, 2007, is ultimately confirmed, Dana common shares will be cancelled and shareholders with allowed interests will be entitled to a pro rata share of the assets, if any, that remain in a reserve established for disputed unsecured claims after the holders of allowed unsecured claims have been paid in full, with interest. There is no assurance that the Plan will be confirmed or, if it is, that there will be any residual assets left for the benefit of current holders of Dana common shares. In fact, the Debtors do not currently anticipate that the holders of Dana common shares will receive any distribution under the Plan.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
DEBTOR IN POSSESSION
CONDENSED STATEMENT OF OPERATIONS
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

	Month Ended	Year to Date
	October 31, 2007	October 31, 2007
	(in millions)	(in millions)
Net sales	$799	$7,363
Costs and expenses
Cost of sales	738	6,941
Selling, general and administrative expenses	31	291
Realignment charges, net	5	164
Other income, net	25	118

Income from operations	50	85
Interest expense (contractual interest of $19 in October and $165 year to date)	10	75
Reorganization items, net	7	180

Income (loss) before income taxes	33	(170)
Income tax expense	12	26
Minority interest expense	1	11
Equity in earnings of affiliates		22

Income (loss) from continuing operations	20	(185)
Loss from discontinued operations	(2)	(91)

Net income (loss)	$18	$(276)

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
DEBTOR IN POSSESSION
CONDENSED BALANCE SHEET
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

October 31, 2007
(in millions)
Assets

Current assets
Cash and cash equivalents	$1,182
Accounts receivable
Trade	1,373
Other	315
Inventories	859
Assets of discontinued operations	46
Other current assets	159

Total current assets	3,934
Investments in equity affiliates	432
Property, plant and equipment, net	1,764
Other non-current assets	1,065

Total assets	$7,195

Liabilities and shareholders’ deficit
Current liabilities
Notes payable, including current portion of long-term debt	$163
Debtor-in-possession financing	900
Accounts payable	1,113
Liabilities of discontinued operations	18
Other accrued liabilities	876

Total current liabilities	3,070

Liabilities subject to compromise	3,997
Other non-current liabilities	501
Long-term debt	13
Minority interest in consolidated subsidiaries	97

Total liabilities	7,678
Shareholders’ deficit	(483)

Total liabilities and shareholders’ deficit	$7,195

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
DEBTOR IN POSSESSION
CONDENSED STATEMENT OF CASH FLOWS
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

	Month Ended	Year to Date
	October 31, 2007	October 31, 2007
	(in millions)	(in millions)
Operating activities
Net income (loss)	$18	$(276)
Depreciation and amortization	22	230
Loss on sale of businesses		4
Non-cash portion of U.K. pension charge		60
Decrease (increase) in working capital	24	(165)
Unremitted equity in earnings of affiliates		(22)
Reorganization items, net of payments	1	60
Other	(8)	17

Net cash flows provided by (used for) operating activities	57	(92)

Investing activities
Purchases of property, plant and equipment	(26)	(174)
Proceeds from sale of assets		400
Other	19	26

Net cash flows (used for) provided by investing activities	(7)	252

Financing activities
Net change in short-term debt	(3)	(13)
Proceeds from European securitization program	100	130
Proceeds from DIP Credit Agreement		200

Net cash flows provided by financing activities	97	317

Net increase in cash and cash equivalents	147	477
Cash and cash equivalents — beginning of period	1,035	705

Cash and cash equivalents — end of period	$1,182	$1,182

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION, ET AL.
DEBTOR IN POSSESSION
NOTES TO MONTHLY OPERATING REPORT
(Dollars in millions)
Note 1. Basis of Presentation
General
     Dana and its consolidated subsidiaries are a leading supplier of axle, driveshaft, structures, sealing and thermal products. Dana designs and manufactures products for every major vehicle producer in the world and is focused on being an essential partner to its automotive, commercial truck and off-highway vehicle customers.
     On March 3, 2006 (the Filing Date), Dana and forty of its wholly-owned domestic subsidiaries (collectively, the Debtors) filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. These Chapter 11 cases are being administered jointly under Case Number 06-10354 (BRL) and are collectively referred to as the “Bankruptcy Cases.” A listing of the Debtors and their respective case numbers is set forth at the beginning of this Monthly Operating Report. Neither DCC and its subsidiaries nor any of Dana’s non-U.S. subsidiaries are Debtors. See Note 2 for more information about the reorganization proceedings.
     This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Cases and is in a format acceptable to the Office of the United States Trustee for the Southern District of New York (the U.S. Trustee) and to the lenders under the DIP Credit Agreement which is discussed in Note 3. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is unaudited and, as discussed below, is not prepared in accordance with accounting principles generally accepted in the United States (GAAP). Accordingly, this Monthly Operating Report should not be used for investment purposes.
Accounting Requirements
     The condensed financial statements herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (SOP 90-7), which is applicable to companies operating under Chapter 11. SOP 90-7 generally does not change the manner in which financial statements are prepared. However, it does require that the financial statements for periods subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.
Case Number: 06-10354 (BRL) (Jointly Administered)

Financial Statements Presented
     The unaudited condensed financial statements and supplemental information contained herein present the condensed financial information of Dana and its Debtor and non-Debtor subsidiaries with DCC accounted for on an equity basis. Accordingly, intercompany transactions with DCC have not been eliminated in these financial statements and amounts owed are presented as intercompany loans and payables. This presentation of condensed Dana financial statements with DCC on an equity basis, while consistent in format with the financial information required to be provided to the lenders under the DIP Credit Agreement and acceptable to the U.S. Trustee, does not conform to GAAP, which requires that DCC and its subsidiaries be consolidated along with Dana’s other majority-owned subsidiaries.
     For consolidated financial statements for Dana and its consolidated subsidiaries prepared in conformity with GAAP and the notes thereto, see Dana’s Annual Report on Form 10-K for the year ended December 31, 2006 (the 2006 Form 10-K) and Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2007, which have been filed with the U.S. Securities and Exchange Commission (the SEC).
     The condensed statement of operations and cash flows presented herein are for the month and the ten months ended October 31, 2007. “Schedule 1. Cash Disbursements by Debtors” contains further information regarding cash disbursements made by each of the Debtors during the post-petition period of October 1, 2007 to October 31, 2007.
     The condensed financial statements presented herein with DCC accounted for on an equity basis have been derived from Dana’s internal books and records. They include normal recurring adjustments and adjustments that are consistent with those made for financial statements prepared in accordance with GAAP. Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.
     The financial information used in the preparation of this report was not subjected to the procedures customarily applied in the preparation of Dana’s quarterly financial information prepared in accordance with GAAP. Accordingly, the financial information herein is subject to change and any such change could be material. The results of operations in this report are not necessarily indicative of results which may be expected for any other period or the full year and may not be representative of Dana’s consolidated results of operations, financial position and cash flows in the future.
Note 2. Reorganization Proceedings
     The Debtors are managing their businesses in the ordinary course as debtors in possession, subject to the supervision of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.
     Official committees of the Debtors’ unsecured creditors and retirees not represented by unions have been appointed in the Bankruptcy Cases. The Debtors are required to bear certain of the committees’ costs and expenses, including those of their counsel and other professional advisors. An official committee of Dana’s equity security holders was also appointed and subsequently disbanded.
Case Number: 06-10354 (BRL) (Jointly Administered)

     Under the Bankruptcy Code, the Debtors’ have the right to assume or reject executory contracts (i.e., contracts that are to be performed by the parties after the Filing Date) and unexpired leases, subject to Bankruptcy Court approval and other limitations. The Bankruptcy Court has approved the Debtors’ assumption and rejection of certain executory contracts and unexpired leases. The Plan and certain procedures approved by the Bankruptcy Court address the proposed treatment of outstanding executory contracts and unexpired leases upon the Debtors’ emergence from bankruptcy.
     The Bankruptcy Court has entered an order establishing procedures for trading in claims and equity securities that is designed to protect the Debtors’ potentially valuable tax attributes (such as NOL carryforwards). Under the order, holders or acquirers of 4.75% or more of Dana’s common stock are subject to certain notice and consent procedures prior to acquiring or disposing of the shares. Holders of claims against the Debtors that would entitle them to more than 4.75% of the common shares of reorganized Dana under a confirmed plan of reorganization utilizing the tax benefits provided under Section 382(I)(5) of the Internal Revenue Code may be required to sell down the excess claims if necessary to implement such a plan of reorganization. However, in accordance with the agreement with the new investors, the Plan contemplates utilizing tax benefits under Section 382(I)(6) of the Internal Revenue Code, rather than Section 382(I)(5). Accordingly, under the Plan, no sell-down of claims will be required.
Case Number: 06-10354 (BRL) (Jointly Administered)

     With Bankruptcy Court approval, the Debtors have entered into (i) settlement agreements with their two largest U.S. unions providing terms for settling all outstanding issues with these unions related to the Bankruptcy Cases (the Union Settlement Agreements); (ii) a plan support agreement setting out the terms under which these unions, Centerbridge Capital Partners, L.P. (Centerbridge), and certain unsecured creditors will support the Debtors’ plan of reorganization; (iii) an investment agreement providing for Centerbridge to purchase $250 in Series A convertible preferred shares of reorganized Dana, with qualified creditors of the Debtors having an opportunity to purchase up to $540 in Series B convertible preferred shares and Centerbridge agreeing to purchase up to $250 of the Series B convertible preferred shares that are not purchased by the qualified creditors (Investment Agreement); and (iv) a letter agreement dated October 18, 2007 with Dana, members of the ad hoc steering committee of Dana’s bondholders and certain of their affiliates (the Backstop Commitment Letter) who severally agreed to purchase up to $290 in Series B convertible preferred shares of reorganized Dana that are not subscribed for by qualified supporting creditors in the offering or purchased by Centerbridge in accordance with its obligations under the Investment Agreement. Through these arrangements, reorganized Dana has obtained contractual assurance that it will raise $790 through the offering to qualified investors and the commitments of Centerbridge and the Backstop Investors. Under these agreements, if a plan of reorganization for the Debtors does not become effective by February 28, 2008, individual supporting creditors may withdraw their support and if it does not become effective by May 1, 2008, the plan support agreement will expire.
     The Debtors filed the Plan and the Third Amended Disclosure Statement with respect to such Plan (the Disclosure Statement) with the Bankruptcy Court on October 23, 2007. On October 23, 2007, the Bankruptcy Court approved the Disclosure Statement authorizing the Debtors to begin soliciting votes from their creditors to accept or reject the Plan. By that order, the Bankruptcy Court determined that the Disclosure Statement contains adequate information for creditors who are entitled to vote on the Plan. The hearing at which the Bankruptcy Court will consider confirmation of the Plan is scheduled to commence on December 10, 2007. Copies of these documents are contained in a Current Report on Form 8-K that Dana filed with the SEC on November 2, 2007.
     The Plan and the Disclosure Statement describe the anticipated organization, operations and financing of reorganized Dana if the Plan is approved by the Bankruptcy Court and becomes effective. Among other things, the Plan incorporates the Debtors’ commitments under the Union Settlement Agreements, the Investment Agreement and the Backstop Commitment Letter discussed above. The Disclosure Statement contains certain information about the Debtors’ pre-petition operating and financial history, the events leading up to the commencement of the Bankruptcy Cases, and significant events that have occurred during the Bankruptcy Cases. The Disclosure Statement also describes the terms and provisions of the Plan, including certain effects of confirmation of the Plan; certain risk factors associated with securities to be issued under the Plan; certain alternatives to the Plan; and the manner in which distributions will be made under the Plan.
     For additional information see Note 2 to our condensed consolidated financial statements in Item 1 of Part I of our third-quarter 2007 Form 10-Q as well as the Current Report on Form 8-K that Dana filed with the SEC on November 2, 2007.
Case Number: 06-10354 (BRL) (Jointly Administered)

Taxes
     Income taxes are accounted for in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes.” Current and deferred income tax assets and liabilities are recognized based on events which have occurred and are measured by the enacted tax laws. Based on a history of losses in the U.S. and near-term prospects for continued losses, Dana established a 100% valuation allowance against its U.S. federal deferred tax assets in 2005. Deferred tax assets resulting from subsequent U.S. losses have been offset by increases in the valuation allowances, effectively eliminating the benefit of those losses. Similar valuation allowances are recorded in other countries, most notably the U.K., where, based on the profit outlook, realization of the deferred taxes does not satisfy the more likely than not recognition criterion.
     The Debtors have received Bankruptcy Court approval to pay pre-petition sales, use and certain other taxes in the ordinary course of their businesses. The Debtors believe that they have paid all taxes when due from and after the Filing Date, other than those taxes that they have been unable to pay due to the commencement of the Bankruptcy Cases. See “Schedule 2. Payroll Taxes Paid” and “Schedule 3. Post-petition Sales, Use and Property Taxes Paid” for information regarding taxes paid. The Debtors believe that all tax returns are being prepared and filed when due, or extended as necessary, and that they are paying all post-petition taxes as they become due or obtaining extensions for the payment thereof.
Note 3. Financing
DIP Credit Agreement
     Dana, as borrower, and its Debtor U.S. subsidiaries, as guarantors, are parties to a Senior Secured Superpriority Debtor-in-Possession Credit Agreement (the DIP Credit Agreement) with Citicorp North America, Inc., as agent, initial lender and an issuing bank, and with Bank of America, N.A. and JPMorgan Chase Bank, N.A., as initial lenders and issuing banks. The DIP Credit Agreement, as amended, has been approved by the Bankruptcy Court. The aggregate amount of the facility is presently $1,550, including a $650 revolving credit facility (of which $400 is available for the issuance of letters of credit) and a $900 term loan facility. For a discussion of the terms of the DIP Credit Agreement, see Note 10 to the consolidated financial statements in Item 8 of the 2006 Form 10-K.
     In January 2007, Dana borrowed $200 under the term loan facility bringing the total borrowed under the facility to $900. Based on its borrowing base collateral, Dana had availability under the DIP Credit Agreement at October 31, 2007 of $235 after deducting the $100 minimum availability requirement and $219 for outstanding letters of credit.
Case Number: 06-10354 (BRL) (Jointly Administered)

     The DIP Credit Agreement currently requires Dana and its consolidated subsidiaries to maintain a rolling 12-month cumulative EBITDAR (earnings before interest, taxes, depreciation, amortization, restructuring and reorganization charges and other items, as defined in the DIP Credit Agreement) at specified levels as of the last day of each calendar month. The EBITDAR requirement for the period ended October 31, 2007 was $230 and actual EBITDAR for that period was $411 calculated as follows:
EBITDAR Calculation

	November 1, 2006 to	Year to Date
	October 31, 2007	October 31, 2007
	(in millions)	(in millions)
Net loss	$(484)	$(276)
Plus -
Interest expense	86	75
Income tax expense	12	26
Depreciation and amortization expense	278	230
Asset impairment	70
Realignment charges	241	164
Reorganization items, net	184	180
Loss from discontinued operations	110	91
Minority interest	13	11
Less -
Equity in earnings of affiliates	23	22
Non-recurring items	34	39
Interest income	42	36

EBITDAR	$411	$404

     In April 2007, certain of Dana’s U.K. subsidiaries settled their continuing pension plan obligations through a cash payment of $93 and the transfer of a 33% equity interest in Dana’s remaining U.K. axle and driveshaft operating businesses for the benefit of the plan participants. As a result of this pension settlement, realignment charges in the above table include $136 for the first ten months of 2007 and loss from discontinued operations includes $17 for the same period.
     For Annual Incentive Plan (AIP) purposes, a definition of EBITDAR is used that excludes certain items included in the above definition. The year-to-date EBITDAR for AIP purposes as of October 31, 2007 was $387.
Case Number: 06-10354 (BRL) (Jointly Administered)

Canadian Credit Agreement
     In June 2006, Dana Canada Corporation (Dana Canada), as borrower, and certain of its Canadian affiliates, as guarantors, entered into a Credit Agreement (the Canadian Credit Agreement) with Citibank Canada as agent, initial lender and an issuing bank, and with JPMorgan Chase Bank, N.A., Toronto Branch and Bank of America, N.A., Canada Branch, as initial lenders and issuing banks. The Canadian Credit Agreement provides a $100 revolving credit facility, of which $5 is available for the issuance of letters of credit. At October 31, 2007, based on Dana Canada’s borrowing base collateral, it had availability of $60 after deducting the $20 minimum availability requirement and $1 for currently outstanding letters of credit. Dana Canada had no borrowings under this agreement at October 31, 2007.
European Receivables Loan Facility
     In July 2007, certain of Dana’s non-Debtor European subsidiaries entered into definitive agreements to establish a five-year accounts receivable securitization facility under which the euro equivalent of approximately $225 in financing is available to them. Under the agreements, these subsidiaries may, directly or indirectly, sell certain receivables to a special purpose limited liability company incorporated in Ireland, which will pay for the receivables with the proceeds of (i) loans from GE Leveraged Loans Limited (GE) and other lenders and (ii) subordinated loans from another Dana subsidiary. The purchased accounts receivable are included in Dana’s consolidated financial statements (because the special purpose company does not meet certain accounting requirements for treatment as a “qualifying special purpose entity” under GAAP and the sellers retain control of the assets that secure the loans), as are the loans to the special purpose company from GE and the participating lenders. The sales of the accounts receivable and the subordinated loans are eliminated in consolidation. The proceeds from the sales of the transferred receivables will principally be reinvested in Dana’s European businesses, including the repayment of intercompany debt. At October 31, 2007, there was availability of $32 in countries that have started securitization and there were borrowings under this facility equivalent to $130 recorded as notes payable.
Note 4. Liabilities Subject to Compromise
     As a result of the Chapter 11 filings, the Debtors’ pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. SOP 90-7 requires that pre-petition liabilities subject to compromise be reported at the amounts expected to be allowed as claims, even if they may ultimately be settled for different amounts. The amounts currently classified as liabilities subject to compromise represent Dana’s estimate of known or potential pre-petition claims to be addressed in connection with the Bankruptcy Cases and include the liabilities subject to compromise of discontinued operations. Such claims remain subject to future adjustments resulting from, among other things, negotiations with creditors, rejection of executory contracts and unexpired leases and orders of the Bankruptcy Court.
     The amount of liabilities subject to compromise reported herein was $3,997 at October 31, 2007. This amount includes an intercompany payable to DCC of $325 (the DCC Claim) which is not eliminated under this basis of presentation. In addition, substantially all of the Debtors’ pre-petition debt is in default due to the bankruptcy filing and Debtors’ pre-petition debt of $1,585 is also included in liabilities subject to compromise. The Plan addresses the proposed treatment of the Debtor’s pre-petition debt and the DCC Claim.
Case Number: 06-10354 (BRL) (Jointly Administered)

     At the Filing Date, in accordance with SOP 90-7, Dana discontinued recording interest expense on debt classified as liabilities subject to compromise. Contractual interest on all debt, including the portion classified as liabilities subject to compromise, amounted to $19 and $165 for the one month and ten months ended October 31, 2007.
Note 5. Reorganization Items
     SOP 90-7 requires that reorganization items, such as professional fees directly related to the process of reorganizing under Chapter 11 and adjustments to the carrying value of certain pre-petition liabilities to their estimated allowable claim amounts, be reported separately. The Debtors’ reorganization items for the month of October 2007 consisted of professional fees and contract rejection damages, partially offset by interest income.
     Pursuant to orders of the Bankruptcy Court, professionals retained by the Debtors and by the official statutory committees appointed in the Bankruptcy Cases are entitled to receive payment for their fees and expenses on a monthly basis, subject to compliance with certain procedures established by the Bankruptcy Code and orders of the Bankruptcy Court. In some cases, the professionals retained by the Debtors in the Bankruptcy Cases are also providing services to the Debtors’ non-Debtor subsidiaries and are being paid for such services by the non-Debtor subsidiaries. With respect to the Debtors’ foreign non-Debtor subsidiaries, payments for services to these entities in U.S. dollars are being made by the Debtors and reimbursed by the foreign non-Debtor subsidiaries through the ordinary course netting process established under the Debtors’ consolidated cash management system. In addition, under the terms of the DIP Credit Agreement, the Debtors are obligated to reimburse the lenders for the fees and expenses of their professionals. The Debtors are making the required payments to such professionals, as described above, and believe they are current with regard to such payments.
Note 6. Post-petition Accounts Payable
     The Debtors believe that all undisputed post-petition accounts payable have been and are being paid under agreed payment terms and the Debtors intend to continue paying all undisputed post-petition obligations as they become due. See “Schedule 1. Cash Disbursements by Debtors” for post-petition disbursements in October 2007.
Case Number: 06-10354 (BRL) (Jointly Administered)

In re Dana Corporation, et al.
Reporting Period: October 1, 2007 — October 31, 2007	Schedule 1

Cash Disbursements by Debtors
(Dollars in 000s)

October 2007
Petitioning Entities:	Case Number:	Disbursements
Dana Corporation	06-10354	$438,697
Dakota New York Corp	06-10351
Brake Systems, Inc.	06-10355
BWDAC, Inc.	06-10357
CP Products, Inc. (p/k/a Coupled Products, Inc.)	06-10359
Dana Atlantic, LLC	06-10360
Dana Automotive Aftermarket, Inc.	06-10362
Dana Brazil Holdings I, LLC	06-10363
Dana Brazil Holdings, LLC	06-10364
Dana Information Technology, LLC	06-10365
Dana International Finance, Inc.	06-10366
Dana International Holdings, Inc.	06-10367
Dana Risk Management Services, Inc.	06-10368	211
Dana Technology, Inc.	06-10369
Dana World Trade Corporation	06-10370
Dandorr L.L.C.	06-10371
Dorr Leasing Corporation	06-10372
DTF Trucking, Inc.	06-10373
Echlin-Ponce, Inc.	06-10374
EFMG, LLC	06-10375
EPE, Inc.	06-10376
ERS, LLC	06-10377
Flight Operations, Inc.	06-10378
Friction, Inc.	06-10379
Friction Materials, Inc.	06-10380
Glacier Vandervell, Inc.	06-10381
Hose & Tubing Products, Inc.	06-10382
Lipe Corporation	06-10383
Long Automotive, LLC	06-10384
Long Cooling, LLC	06-10385
Long USA, LLC	06-10386
Midland Brake, Inc.	06-10387
Prattville Mfg, Inc.	06-10388
Reinz Wisconsin Gasket, LLC	06-10390	1
Spicer Heavy Axle & Brake, Inc.	06-10391
Spicer Heavy Axle Holdings, Inc.	06-10392
Spicer Outdoor Power Equipment Components	06-10393
Torque-Traction Integration Technologies, LLC	06-10394
Torque-Traction Manufacturing Technologies, LLC	06-10395	210
Torque-Traction Technologies, LLC	06-10396
United Brake Systems, Inc.	06-10397

Total Cash Disbursements		$439,119	(a)

(a)	Total disbursements may include certain payments made by the Debtors on behalf of non-Debtors pursuant to their cash management order. Disbursements are actual cash disbursements incurred for the month.
Case Number: 06-10354 (BRL) (Jointly Administered)

In re Dana Corporation, et al.	Schedule 2
Reporting Period: October 1, 2007 — October 31, 2007

Payroll Taxes Paid

(Dollars in 000s)

FEDERAL
Liabilities incurred or withheld				TOTALS
FIT	FICA-ER	FICA-EE	FUTA
$6,200	$3,297	$3,297	$—	$12,794

Deposits released and pending
FIT	FICA-ER	FICA-EE	FUTA
$(6,200)	$(3,297)	$(3,297)	$—	$(12,794)

STATE
Liabilities incurred or withheld				TOTALS
SIT	SUI-ER	SUI-EE	SDI-EE
$1,601	$—	$—	$6	$1,607

Deposits released and pending
SIT	SUI-ER	SUI-EE	SDI-EE
$(1,601)	$—	$—	$(6)	$(1,607)

LOCAL
Liabilities incurred or withheld	TOTALS
CIT
$395	$395

Deposits released and pending
CIT
$(395)	$(395)
Case Number: 06-10354 (BRL) (Jointly Administered)

In re Dana Corporation, et al.	Schedule 3
Reporting Period: October 1, 2007 — October 31, 2007

Post-petition Sales, Use and Property Taxes Paid

(Dollars in 000s)

Tax Authority	State	Type of Tax	Taxes Paid

Allen County Treasurer	IN	Property	117
Ann Arbor City Treasurer	MI	Property	6
Branch County Tax Collector	MI	Property	(A	)
City of Auburn Hills	MI	Property	(A	)
City of Buena Vista	VA	Property	49
City of Franklin	KY	Property	5
City of Owensboro	KY	Property	2
Guilford Tax Collector	CT	Property	1
Hohenwald City Recorder	TN	Property	(A	)
Huntington County Treasurer	IN	Property	11
Illinois Dept of Revenue	IL	Sales/use	1
Indiana Dept of Revenue	IN	Sales/use	15
Kansas Dept of Revenue	KS	Miscellaneous	(A	)
King County Treasurer	WA	Property	10
Kentucky Dept of Revenue	KY	Sales/use	59
Kentucky State Treasurer	KY	Property	(A	)
Lewis County Trustee	TN	Property	(A	)
Michigan Dept of Treasury	MI	Sales/use	16
Minnesota Dept of Revenue	MN	Income	3
Missouri Dept of Revenue	MO	Sales/use	11
Missouri Dept of Revenue	MO	Property	1
Muskegon County Treasurer	MI	Property	9
Muskegon Heights Treasurer	MI	Property	105
Ohio Dept of Job & Family Services	OH	Miscellaneous	(A	)
Ohio State Treasurer	OH	Sales/use	75
Oklahoma Tax Commission	OK	Miscellaneous	1
Oregon Dept of Revenue	OR	Franchise	(A	)
Paulding County Treasurer	OH	Property	34
Pennsylvania Dept of Revenue	PA	Sales/use	2
Pope County Tax Collector	AR	Property	84
South Carolina Dept of Revenue	SC	Sales/use	1
State of Michigan	MI	Miscellaneous	15
State of New Jersey	NJ	Income	(A	)
Tennessee Dept of Revenue	TN	Sales/use	18
Tennessee State Treasurer	TN	Miscellaneous	1
Texas Comptroller	TX	Sales/use	3
United States Treasury		Miscellaneous	58
Virginia State Corporation Commission	VA	Annual Report	2
Washington Dept of Labor	WA	Miscellaneous	(A	)
Wayne County Treasurer	IN	Property	1
Wisconsin Dept of Revenue	WI	Income	(A	)
Wisconsin Dept of Revenue	WI	Sales/use	1

			$717

(A)	- amount less than one thousand dollars
Case Number: 06-10354 (BRL) (Jointly Administered)